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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



               000-25132                          25-1741849
       (Commission File Number)       (I.R.S. Employer Identification No.)

                            14, RUE DE LA COLOMBIERE
                             1260 Nyon, SWITZERLAND
                    (Address of principal executive offices)


                               011 41 22 363 13 10
              (Registrant's telephone number, including area code)


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This report contains forward-looking statements that involve risks and uncertainties. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward looking statements concern matters that involve risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Words such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential", "continue" or "clearly" or similar words are intended to identify forward looking statements, although not all forward looking statements contain these words.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are under no duty to update any of the forward-looking statements after the date hereof to conform such statements to actual results or to changes in our expectations.

Readers are urged to carefully review and consider the various disclosures made by us which attempt to advise interested parties of the factors which affect our business, including without limitation disclosures made under the captions "Management Discussion and Analysis of Financial Condition and Results of Operations," "Risk Factors," "Consolidated Financial Statements" and "Notes to Consolidated Financial Statements" included in the Company's annual report on Form 10-K for the year ended December 31, 2003 and in our Registration Statement on Form S-1 dated May 22, 2002, as amended.


PART II. OTHER INFORMATION

ITEM  5. OTHER  EVENTS.

On May 14, 2004, two of our new investors, initially referred to in our annual report on Form 10-K for the year ended December 31, 2003 and Form 8-K dated February 20, 2004, formally notified us of their decision to exercise without further delay their right to acquire 1,000,000 common shares of Mymetics Corporation each for the agreed price of USD 0.10 per share.

These rights had been granted to said investors in January 2004, simultaneously with their initial acquisition of 1,000,000 common shares each. The agreed exercise date was July 31, 2004.

The Board of directors of Mymetics Corporation is very pleased with this latest development, which clearly reflects confidence in the future of Mymetics, coming in the wake of MFC Merchant Bank's decision to extend the repayment date of their 3.2 million Euro credit facility to December 31, 2004, as previously disclosed on our Form 8-K dated May 11, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 2004                          MYMETICS CORPORATION


                                            By: /s/ Christian Rochet
                                                -----------------------------
                                                Christian Rochet,
                                                President,
                                                Chief Executive Officer